UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 22, 2007
                                                         ----------------

                                   Culp, Inc.
                                   ----------
             (Exact Name of Registrant as Specified in its Charter)


       North Carolina                    0-12781                  56-1001967
-----------------------------    ------------------------    -------------------
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                             1823 Eastchester Drive
                        High Point, North Carolina 27265
            ---------------------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (336) 889-5161
            ---------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
            ---------------------------------------------------------
              (Former name or address, if changed from last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                           Forward-Looking Statements

     This report is filed by Culp, Inc. (the "Company"). This report contains statements that may be deemed "forward-looking statements" within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995 (Section 27A of the Securities Act of 1933 and Section 27A of the Securities and Exchange Act of 1934). Such statements are inherently subject to risks and uncertainties. Further, forward-looking statements are intended to speak only as of the date on which they are made. Forward-looking statements are statements that include projections, expectations or beliefs about future events or results or otherwise are not statements of historical fact. Such statements are often but not always characterized by qualifying words such as "anticipate," "expect," "believe," "estimate," "plan" and "project" and their derivatives, and include but are not limited to statements about the Company's future operations, production levels, sales, SG&A or other expenses, margins, gross profit, operating income, earnings or other performance measures. Factors that could influence the matters discussed in such statements include the level of housing starts and sales of existing homes, consumer confidence, trends in disposable income, and general economic conditions. Decreases in these economic indicators could have a negative effect on the Company's business and prospects. Likewise, increases in interest rates, particularly home mortgage rates, and increases in consumer debt or the general rate of inflation, could affect the Company adversely. Changes in consumer tastes or preferences toward products not produced or marketed by the Company could erode demand for the Company's products. The Company's level of success in integrating the acquisition described herein and in capturing and retaining sales to customers related to the acquisition will affect the Company's ability to meet its sales goals. In addition, strengthening of the U.S. dollar against other currencies could make the Company's products less competitive on the basis of price in markets outside the United States. Also, economic and political instability in international areas could affect the Company's operations or sources of goods in those areas, as well as demand for the Company's products in international markets. Finally, unanticipated delays or costs in executing restructuring actions could cause the cumulative effect of restructuring actions to fail to meet the objectives set forth by management. Other factors that could affect the matters discussed in forward-looking statements are included in the Company's periodic reports filed with the Securities and Exchange Commission, including the "Risk Factors"
section in the Company's most recent annual report on form 10-K.

Item 1.01. Entry into a Material Definitive Agreement.

     Culp, Inc. (the "Company") has entered into a Registration Rights and Shareholder Agreement dated January 22, 2007 (the "Registration Agreement"), which relates to the shares of the Company's common stock (the "Shares") issued by the Company to International Textile Group, Inc. ("ITG") pursuant to an Asset Purchase Agreement (the "Asset Agreement") between the Company and ITG (filed as
Exhibit 10.1 to the Company's report on Form 8-K dated January 11, 2007). Under the terms of the Registration Agreement, ITG may demand that the Company register the Shares with the Securities and Exchange Commission, which would allow the Shares to be sold to the public after the registration statement becomes effective. The Registration Agreement also contains provisions pursuant to which ITG will agree not to purchase additional Company shares or take certain other actions to influence control of the Company, and will agree to vote the Shares in accordance with the recommendations of the Company's board of directors. The Registration Agreement is attached hereto as Exhibit 10.1, and the description of the terms of the Registration Agreement contained herein is qualified in its entirety by reference to the full text of the Registration Agreement set forth in Exhibit 10.1 hereto.

     The Company has incurred additional long term debt pursuant to a Promissory Note (the "Note") in the amount of $2,500,000, to Wachovia Bank, National Association ("Wachovia"). The Note is attached hereto as Exhibit 10.2, and a more detailed description of its terms is included in Item 2.03 below.

     On January 22, 2007, the Company entered into the Tenth Amendment to Amended and Restated Credit Agreement (the "Amendment") by and between the
Company and Wachovia, amending the Company's current credit agreement with Wachovia (the "Credit Agreement"). The Amendment reduces the line of credit available under the Credit Agreement to $6,500,000 and extends the term of the Credit Agreement to December 31, 2007. The Amendment also deletes the liquidity requirement under the Credit Agreement that required the Company to keep certain levels of cash on deposit with Wachovia, and it amends certain financial covenants, including the capital expenditures limit and the amounts of required earnings before interest, taxes, depreciation an amortization (EBITDA) for the Company's future fiscal quarters. The Amendment is attached hereto as Exhibit 10.3, and the description of its terms contained herein is qualified in its entirety by reference to the full text of the Amendment set forth in Exhibit 10.3.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     (a) On January 22, 2007, the Company entered into an additional loan with Wachovia Bank, National Association ("Wachovia"), evidenced by a Promissory Note (the "Note") in the amount of $2,500,000. The Note provides for interest at the rate of the London Interbank Rate ("LIBOR") plus 3.0 percent, with interest only payable monthly until the maturity date of the Note, which is June 30, 2010, on which date the full principal amount is due and payable. The Note is secured by a deed of trust on the Company's headquarters building in High Point, North Carolina. The Note is attached hereto as Exhibit 10.2, and the description of its terms contained herein is qualified in its entirety by reference to the full text of the Note set forth in Exhibit 10.2

Item 3.02. Unregistered Sales of Equity Securities.

     The Company sold approximately 880,000 shares of its common stock (the "Shares") to International Textile Group, Inc. ("ITG") pursuant to an Asset Purchase Agreement (the "Asset Agreement") dated January 11, 2007, as disclosed under item 1.01 above. The Asset Agreement was previously disclosed and filed as
Exhibit 10.1 to the Company's report on Form 8-K dated January 11, 2007. The transactions described in the Asset Agreement, including the sale of the Shares to ITG, closed on January 22, 2006. The Shares were sold in partial payment for the "Purchased Assets" as defined in the Asset Agreement (principally inventory and proprietary rights). The precise number of Shares to be issued under the Asset Agreement is subject to adjustment pursuant to a closing date inventory. The Shares will be issued as soon as the Purchase Price under the Asset Agreement is finalized. If the number of Shares actually issued to ITG differs materially from the estimated number stated above, the Company will file an amendment to this report on Form 8-K. The Shares were sold pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933 (the "Act") and Rule 506 thereunder. The Shares are being sold to a single "accredited investor" as defined in Regulation D under the Act.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

     Exhibit 10.1 - Registration Rights and Shareholder Agreement between Culp, Inc. and International Textile Group, Inc. dated as of January 22, 2007

     Exhibit 10.2 - Promissory Note to Wachovia Bank, National Association dated January 22, 2007

     Exhibit 10.3 - Tenth Amendment to Amended and Restated Credit Agreement dated January 22, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2007

                                         Culp, Inc.

                                         By: /s/ Kenneth R. Bowling
                                             -----------------------------------
                                             Kenneth R. Bowling
                                             Vice President - Finance, Treasurer

                                  EXHIBIT INDEX


      Exhibit Number                                 Exhibit
      --------------                                 -------

           10.1 Registration Rights and Shareholder Agreement between Culp, Inc. and International Textile Group, Inc. dated as of January 22, 2007

           10.2 Promissory Note to Wachovia Bank, National Association dated January 22, 2007

           10.3 Tenth Amendment to Amended and Restated Credit Agreement dated January 22, 2007